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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23037

abrdn World Healthcare Fund

(Exact name of registrant as specified in charter)

1900 Market Street, Suite 200, Philadelphia	13103
(Address of principal executive offices)	(Zip code)

Sharon Ferrari, abrdn Inc.,
1900 Market Street, Suite 200, Philadelphia, PA 19103

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-522-5465

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 to September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

abrdn World Healthcare Fund (THW)

(Formerly Tekla World Healthcare Fund)

Annual Report
September 30, 2023

abrdn.com

abrdn World Healthcare Fund

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

During the last fiscal year ended September 30, 2023, the Fund made monthly distributions totaling $1.40 per share, which were characterized as $0.82 per share of net realized long-term capital gains and $0.58 per share of return of capital. Final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Welcome to abrdn

Dear Shareholder,

Effective close of regular business on October 27, 2023, abrdn, Inc. is your new investment adviser. abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management, LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.

Two existing trustees of the Funds, Jeffrey Bailey and Kathleen Goetz, were joined by four newly elected trustees of the Funds, who were approved by shareholders of HQL on October 3, 2023, by shareholders of HQH on October 13, 2023, and by shareholders of THQ and THW on October 25, 2023, with each approval being contingent upon abrdn's appointment as adviser. The new trustees are Stephen Bird, Rose DiMartino, C. William Maher, and Todd Reit, who will serve as Chair of the Boards.

Upon the close of business on October 27, 2023, nearly all of the investment team responsible for the management of the Funds joined abrdn. The Funds will continue to be managed in accordance with their existing investment objectives and strategies by the same team of Boston-based investment professionals pursuing the same investment philosophy and employing the same investment process that has served the Funds well through the years. abrdn is one of the largest closed-end fund managers globally and is dedicated to creating long-term value for our clients.

As of June 30, 2023, we managed over $602 billion in assets on behalf of institutional and retail clients worldwide. We believe that our global footprint ensures that we are always close to our clients and the challenges they face. Should you have any questions about the recent change in management of the funds, or our U.S. registered fund products, please don't hesitate to contact us. We look forward to serving you.

An introduction to abrdn

We invest to help our clients create more. More opportunity. More potential. More impact. We offer investment expertise across all key asset classes and markets so that our clients can capture investment potential wherever it arises. By combining market and economic insight with technology and diverse perspectives, we look for optimal ways to help investors navigate the future and reach their financial goals. As a leading global asset manager, abrdn is dedicated to creating long-term value for our clients. Closed-end funds have been a longstanding and important part of our firm's business, and we believe in their long-term value in helping to meet investors' needs. Visit our Investor Center to learn more about abrdn and our entire suite of 16 U.S. closed-end funds across a variety of asset classes.

Shareholder Information

As part of abrdn's commitment to shareholders, we invite you to visit the Funds on the web at www.abrdnhqh.com, www.abrdnhql.com, www.abrdnthq.com and www.abrdnthw.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Contact us:

• Visit: https://www.abrdn.com/en-us/cefinvestorcenter

• Email: Investor.Relations@abrdn.com; or

• Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

Christian Pittard
President

Letter to Shareholders (Unaudited)

Dear Shareholders,

Healthcare continues to be a unique and differentiated sector of the economy. The sector contains relatively non-cyclical defensive components, in the pharmaceutical and payor subsectors, for example. Healthcare also includes highly innovative, capital intensive subsectors like biotechnology that can perform in line with or in contrast to the more defensive market sectors. The overall consequence is that the healthcare sector, as a whole, can perform better or worse than the broad market, depending on a combination of fundamentals and macroeconomic conditions.

Healthcare materially outperformed the broad market in 2022 at a time when interest rates moved much higher quickly and there were heightened recession fears. Outperformance was presumably due to the defensive nature of such healthcare subsectors as Pharmaceuticals and Managed Care. So far in 2023, this trend has reversed. That is, the broad market has materially outperformed healthcare. Part of that outperformance was undoubtedly the result of the AI "craze" earlier in the year, but we believe that a lessening of inflation and a slowing in the rate of interest rate increase, conditions which can favor such sectors as tech, were at least as helpful to broad market advancement.

It is important to note that our faith in the long-term future of healthcare remains strong. We continue to believe in the underlying demographics. The population is aging. People spend more on healthcare as they get older. And innovation moves ahead unbowed. We believe that the combination of these things will 1) continue to help us address unmet medical needs for patients, 2) reduce side effects and extend the lives of patients and 3) reward healthcare investors.

There can be no better example of this than the recent development of the so-called GLP-1 class of incretin drugs being used to treat diabetes and obesity. Results in this area have been truly remarkable. Advancement in A1c control and weight loss for diabetics as well as profound weight loss for individuals battling obesity have been, in our experience, without precedent. Who would have thought, just a few years ago, that a weekly dose of a drug could, over just months, produce weight loss of 20% of body weight. And this class of drugs has the potential to have much broader impact. Initial studies suggest that, simultaneous with weight loss, incretin therapy could provide cardiovascular and renal benefit. Moreover, initial studies suggest that these agents could have potential impact in a wide array of diseases, including but not limited to obstructive sleep apnea, chronic obstructive pulmonary disease (COPD), cancer and CNS diseases like Alzheimer's. There are sure to be bumps in the road during clinical and other evaluation of GLP-1 drugs (which may or may not be represented in your Fund's portfolio at this or other times), but their potential is impressive. Some Wall Street analysts are projecting market size for this class of drugs in excess of $100B. Sales at this level would likely make this class of drugs among the most successful (and arguably the most effective) drugs of all time.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 1

Separately, we note that Tekla has announced that its investment capabilities and management of your Fund have been acquired by abrdn Inc., a prominent U.K. based asset manager. We think this is a win-win-win situation. We believe that Tekla has a highly competent healthcare investment capability; the Company has managed your Fund since its inception. Nearly the entire Tekla team will be joining abrdn. This firm is one of the largest and most well-known closed-end fund (CEF) sponsors in the world and possesses premier CEF sponsor capabilities. We expect that with the addition of the Tekla Funds (which have been re-named as abrdn Funds), abrdn will become the third largest CEF sponsor worldwide. We look forward to working with abrdn and believe that the combination of the capabilities of these two fine firms will significantly benefit shareholders. I can tell you personally that it has been both a rewarding experience and a privilege to serve your Fund.

Be well,

Daniel R. Omstead
Vice President and Portfolio Manager

2 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Fund Essentials (Unaudited)

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

abrdn World Healthcare Fund ("THW") is a diversified closed-end fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW invests at least 40% of AUM in ex-U.S. companies or those with substantial ex-U.S. revenues.

Investment Philosophy

The Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  The potential for value creation may exist in companies both inside and outside the United States that are commercializing novel technologies

Fund Overview and Characteristics as of 9/30/23

Market Price[1]	$11.72
NAV[2]	$11.73
Premium/(Discount)	-0.09%
Average 30 Day Volume	131,452
Net Assets	$447,117,624
Managed Assets	$567,117,624
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	21.16%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$1.40

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/23

Sector Diversification as of 9/30/23

This data is subject to change on a daily basis.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 3

Largest Holdings by Issuer (Unaudited)

(Excludes Short-Term Investments)

As of September 30, 2023

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	7.9%
UnitedHealth Group, Inc. – Health Care Providers & Services	7.7%
Eli Lilly & Co. – Pharmaceuticals	6.3%
AstraZeneca plc ADR – Pharmaceuticals	4.7%
Pfizer, Inc. – Pharmaceuticals	4.4%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	4.3%
Roche Holding AG ADR – Pharmaceuticals	4.3%
Novo Nordisk A/S ADR – Pharmaceuticals	4.0%
Merck & Co., Inc. – Pharmaceuticals	3.7%
Abbott Laboratories – Health Care Equipment & Supplies	3.6%
AbbVie, Inc. – Biotechnology	3.6%
Amgen, Inc. – Biotechnology	3.4%
Danaher Corp. – Medical Devices and Diagnostics	3.0%
Elevance Health, Inc. – Health Care Providers & Services	3.0%
Sanofi ADR – Pharmaceuticals	2.5%
Boston Scientific Corp. – Medical Devices and Diagnostics	2.0%
Humana, Inc. – Health Care Providers & Services	1.9%
Bayer AG – Pharmaceuticals	1.9%
CSL Ltd. – Biotechnology	1.8%
Lonza Group AG – Life Sciences Tools & Services	1.7%

COUNTRY DIVERSIFICATION As of September 30, 2023	% of Net Assets	% of Managed Assets
United States	68.2%	53.7%
United States (with substantial ex-U.S revenue)	29.7%	23.4%
Switzerland	7.6%	6.0%
United Kingdom	5.7%	4.5%
Denmark	4.4%	3.5%
France	3.1%	2.5%
Germany	1.8%	1.4%
Australia	1.8%	1.4%
Japan	1.7%	1.4%
Netherlands	1.5%	1.2%
Ireland	0.8%	0.6%
China	0.2%	0.2%
Israel	0.2%	0.1%
Canada	0.0%	0.0%

4 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Fund Performance (Unaudited)

Fund and Benchmark Performance and Other Influencing Factors

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly, as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. (Foreign Issuers).

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income, THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 10-25% of its assets in biotechnology. By contrast, the S&P Global 1200 Healthcare Index®* (SGH) consists of approximately 110 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI) which contains approximately 260 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 5

The S&P 500® Health Care Corporate Bond Index* (SP5HCBIT) measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* (S15HCRT) is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

Given the circumstances, we present both NAV and stock price returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW.

Fund Performance for the Period Ended September 30, 2023

For the 12-month period ended September 30, 2023, the return on the Fund's net asset value was up 8.1% and market value was up 1.7%, including reinvestment of dividends and distributions. Over the same period the SGH was up 11.2%, the SP5HCBIT was up 3.0%, and the S15HCRT was up 6.5%, including reinvestment of dividends.

Period	THW NAV %	THW MKT %	NBI %	SGH %	SPX %	SP5HCBIT %	S15HCRT %
6 month	-1.86	-9.80	-3.75	-0.09	5.18	-4.25	2.90
1 year	8.09	1.70	5.79	11.15	21.59	2.96	6.52
5 year	5.18	6.90	1.31	7.60	9.90	1.11	0.79
inception	4.22	3.60	0.77	7.22	11.04	2.05	2.45

Inception date June 26, 2015

6 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Change in the value of a $10,000 investment

Cumulative total return from 6/26/2015 to 9/30/2023

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Portfolio Management Commentary

The Fund's performance benefited from company stock selection as well as the presence of leverage. Company selection was strongest in biotechnology stocks. Company selection was also strong in equipment stocks led by a Fund investment in Dexcom, Inc. (DXCM), a leading maker of continuous glucose monitors or CGMs for diabetes patients. The Fund had positive performance contribution from its use of leverage due to positive returns for equities, bonds and REITs in the period.

Fund performance was negatively affected by its allocation to pharmaceuticals and foreign currency hedging. A low allocation to pharmaceuticals detracted from performance as this defensive industry was up 20% in the period. Company selection in healthcare REITs negatively impacted performance mainly due to the Fund's small position in Welltower Inc. (WELL), the largest company in the space, which outperformed its smaller peers. The Fund also saw negative performance from its hedging of foreign currency exposure due to strength in the Euro vs the U.S. Dollar in the period.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 7

Portfolio Highlights as of September 30, 2023

Among other investments, abrdn World Healthcare Fund's performance benefitted in the past year by the following:

CVS Health Corp. (CVS) is a large vertically integrated managed care organization and is one of the largest retail pharmacies and pharmacy benefit managers (PBMs) in the U.S. Stock underperformance has come on the heels of growing PBM political scrutiny and ongoing retail pharmacy reimbursement pressure. Additionally, the loss of a large PBM customer and step down in the company's Medicare Advantage (MA) Star ratings represent a headwind to the Company's 2024 growth outlook. The Fund benefited from owning a relatively small position in this stock.

Dexcom, Inc. (DXCM) is a leading global continuous glucose monitor (CGM) manufacturer. Its latest model, the G7, allows diabetes patients to better maintain glucose levels in a healthy range and lower risk of complications. DXCM rose in the period most notably due to expanded Medicare coverage of Dexcom's device for more type 2 diabetes patients in April 2023. The Fund benefited from its ownership of Dexcom.

Horizon Therapeutics plc (HZNP) is a specialty pharmaceuticals company transitioning to a focused orphan disease business model. With 12 marketed therapies, including first-in-class Tepezza for thyroid eye disease, and a pipeline of over 20 programs in development, Horizon was recently acquired by Amgen for $28 billion. The Fund benefited during the period from its ownership of Horizon which had a strong positive return following Amgen's acquisition offer in December 2022.

Among other examples, abrdn World Healthcare Fund's performance was negatively impacted by the following investments:

Roche Holding AG (ROG SW) is a leading global developer of pharmaceuticals and diagnostics that primarily serve cancer patients. The Company's stock price declined in the six-month period and lagged its peers while the Fund held a position in the stock. Weakness was partly due to a sales decline of its cancer fighting therapies Avastin and Herceptin which face generic competition. In addition, an experimental treatment in Roche's pipeline for Alzheimer's proved unsuccessful.

Illumina, Inc. (ILMN) is the leading global provider of genomic sequencing equipment. During the period, Illumina's stock price declined mainly due to two factors. First, sales revenue missed company forecasts due to faltering demand from China as well as lower domestic biotech which has negatively impacted the life sciences tools and diagnostics space this past year. Second, the Company acquired Grail, a private liquid biopsy cancer diagnostic company it founded, without approval from the Federal Trade Commission and at what appears to be an expensive valuation. Fund performance during the period was negatively affected by its ownership of ILMN.

8 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Guardant Health, Inc. (GH) is a leading precision oncology company focused on using liquid biopsy for cancer detection and diagnostics through its proprietary blood tests, vast data sets, and advanced analytics. Despite this, the stock performed poorly during the period due to disappointing results from its colorectal cancer or CRC screening product. While the accuracy of the Guardant CRC screening test is not best in class, it did meet the bar needed for reimbursement and may see clinical adoption due to its convenience. The Fund's performance was negatively affected by its position in GH stock, which declined during the period.

Distributions (Unaudited)

The Fund intends to make monthly distributions at a rate of $0.1167 per share. The Fund intends to use net realized capital gains when making monthly distributions, if available, but would make return of capital distributions if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. During the last fiscal year, the Fund made monthly distributions totaling $1.40 per share, which were characterized as $0.82 per share of net realized long-term capital gains and $0.58 per share of return of capital. Final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

Distributions of return of capital decrease the Fund's total assets and total assets per share and, therefore, could have the effect of increasing the Fund's expense ratio. In general, the policy of making monthly distributions at a fixed value does not affect the Fund's investment strategy. However, in order to make these distributions, the Fund might need to sell portfolio securities at a less than opportune time.

The Fund is covered under exemptive relief received by the Fund's investment adviser from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

*The trademarks NASDAQ Biotechnology Index®, S&P Global 1200 Health Care Index®, S&P Composite 1500® Health Care REITs Index, S&P 500® Health Care Corporate Bond Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including abrdn Inc.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 9

Schedule of Investments

September 30, 2023

	Principal Amount	Value
Non-Convertible Notes 18.5%
France 0.5%
Sanofi, 3.63% due 06/19/28	$2,600,000	$2,449,435
Ireland 0.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50% due 07/31/27 (a) (e)	516,000	36,120
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% due 06/30/28 (a) (e)	789,000	55,230
Mallinckrodt International Finance S.A., 10.00% due 06/15/29 (a) (e)	997,897	70,421
Shire Acquisitions Investments Ireland DAC, 3.20% due 09/23/26	1,500,000	1,401,165
		1,562,936
United Kingdom 1.1%
AstraZeneca plc, 3.38% due 11/16/25	5,000,000	4,794,712
United States 16.5%
Abbott Laboratories, 4.75% due 11/30/36	5,652,000	5,372,250
AbbVie, Inc., 4.50% due 05/14/35	3,200,000	2,892,292
AbbVie, Inc., 4.45% due 05/14/46	1,705,000	1,392,343
Amgen, Inc., 3.63% due 05/22/24	2,000,000	1,972,069
Amgen, Inc., 2.00% due 01/15/32	1,555,000	1,180,440
Baxalta, Inc., 4.00% due 06/23/25	831,000	805,952
Becton, Dickinson and Co., 3.73% due 12/15/24	328,000	319,911
Bristol-Myers Squibb Co., 3.40% due 07/26/29	1,400,000	1,268,463
CVS Health Corp., 1.88% due 02/28/31	2,448,000	1,867,453
DH Europe Finance II Sarl, 3.25% due 11/15/39	985,000	739,052
Elevance Health, Inc., 2.55% due 03/15/31	3,200,000	2,592,776
EMD Finance LLC, 3.25% due 03/19/25 (a)	4,000,000	3,857,963
GlaxoSmithKline Capital plc, 3.00% due 06/01/24	1,400,000	1,375,590
GlaxoSmithKline Capital plc, 3.38% due 06/01/29	1,000,000	912,952
HCA, Inc., 5.38% due 02/01/25	1,250,000	1,236,807
HCA, Inc., 5.25% due 04/15/25	600,000	592,620
IQVIA, Inc., 5.00% due 05/15/27 (a)	710,000	669,246
Johnson & Johnson, 2.45% due 03/01/26	4,300,000	4,039,417
Johnson & Johnson, 2.90% due 01/15/28	1,400,000	1,292,124
Johnson & Johnson, 3.70% due 03/01/46	5,470,000	4,256,812
Laboratory Corporation of America Holdings, 3.60% due 02/01/25	1,400,000	1,355,633
Medtronic, Inc., 4.38% due 03/15/35	1,675,000	1,517,682
Merck & Co., Inc., 2.75% due 02/10/25	1,463,000	1,412,487
Novartis Capital Corp., 3.40% due 05/06/24	2,115,000	2,086,438
Par Pharmaceutical, Inc., 7.50% due 04/01/27 (a) (e)	193,000	137,030
Pfizer, Inc., 3.45% due 03/15/29	5,300,000	4,881,733
Pfizer, Inc., 4.00% due 12/15/36	1,800,000	1,555,386

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

10 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

	Principal Amount	Value
United States (continued)
Senior Housing Properties Trust, 4.75% due 05/01/24	$1,750,000	$1,653,570
The Cigna Group, 3.50% due 06/15/24	2,785,000	2,739,062
The Cigna Group, 2.38% due 03/15/31	3,200,000	2,556,722
Thermo Fisher Scientific, Inc., 5.40% due 08/10/43	3,500,000	3,342,172
UnitedHealth Group, Inc., 3.88% due 12/15/28	2,560,000	2,404,582
UnitedHealth Group, Inc., 4.20% due 05/15/32	6,060,000	5,533,014
Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	5,000,000	4,055,967
		73,868,010
Total Non-Convertible Notes (Cost $92,331,615)		82,675,093
	Shares
Convertible Preferreds (Restricted) (b) (c) 1.5%
France 0.7%
Amolyt Pharma SAS Series C	981,328	2,220,270
Flamingo Therapeutics, Inc. Series A3	136,337	880,709
		3,100,979
Ireland 0.3%
Priothera Ltd. Series A, 6.00%	194,134	1,436,737
United States 0.5%
Endeavor Biomedicines, Inc. Series B, 8.00%	424,079	1,999,999
IO Light Holdings, Inc. Series A2	101,839	154,673
		2,154,672
Total Convertible Preferreds (Cost $10,054,471)		6,692,388
Common Stocks 102.3%
Australia 1.8%
CSL Ltd.	49,945	8,053,724
Canada 0.0%
Fusion Pharmaceuticals, Inc. (b)	7,378	19,183
Fusion Pharmaceuticals, Inc. (restricted) (b) (c)	3,689	8,632
		27,815
China 0.2%
BeiGene Ltd. ADR (b)	4,114	739,985
I-Mab ADR (b)	38,848	51,280
		791,265
Denmark 4.4%
MorphoSys AG ADR (b)	296,191	1,990,404
Novo Nordisk A/S ADR	194,358	17,674,916
		19,665,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 11

	Shares	Value
France 1.9%
Abivax S.A. (b)	8,827	$139,985
Sanofi ADR	158,645	8,509,718
		8,649,703
Germany 1.9%
Affimed N.V. (b)	10,000	4,779
Bayer AG	173,684	8,345,866
		8,350,645
Ireland 0.1%
Perrigo Co. plc	15,882	507,430
Israel 0.2%
Teva Pharmaceutical Industries Ltd. ADR (b)	90,281	920,866
Japan 1.7%
Astellas Pharma, Inc.	44,419	616,468
Daiichi Sankyo Co., Ltd.	54,075	1,485,760
Eisai Co., Ltd.	6,830	379,526
Hoya Corp.	9,682	992,884
M3, Inc.	7,436	135,146
Olympus Corp.	28,940	375,984
Ono Pharmaceutical Co., Ltd.	11,330	217,441
Otsuka Holdings Co., Ltd.	20,808	739,781
Shionogi & Co., Ltd.	7,707	344,814
Takeda Pharmaceuticals Co., Ltd.	9,600	298,137
Takeda Pharmaceuticals Co., Ltd. ADR	105,073	1,625,479
Terumo Corp.	17,288	458,461
		7,669,881
Netherlands 1.5%
argenx SE ADR (b)	8,681	4,267,840
Koninklijke Philips N.V. (b)	114,765	2,288,414
		6,556,254
Switzerland 7.6%
Lonza Group AG	16,011	7,444,455
Novartis AG ADR	38,071	3,877,912
Oculis Holding AG (b)	304,333	3,451,136
Roche Holding AG ADR	562,829	19,096,788
		33,870,291
United Kingdom 4.6%
AstraZeneca plc ADR (d)	240,450	16,283,274
Smith & Nephew plc ADR	181,710	4,500,957
		20,784,231

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

12 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

	Shares	Value
United States 76.4%
Abbott Laboratories (d)	111,065	$10,756,645
AbbVie, Inc.	77,903	11,612,221
Acadia Healthcare Co., Inc. (b)	25,973	1,826,162
Agilent Technologies, Inc. (d)	19,531	2,183,956
Amgen, Inc. (d)	45,424	12,208,154
Ardelyx, Inc. (b)	454,742	1,855,347
Avantor, Inc. (b)	180,484	3,804,603
Baxter International, Inc. (d)	86,526	3,265,491
Becton, Dickinson and Co.	6,521	1,685,874
Biogen, Inc. (b)	15,208	3,908,608
Boston Scientific Corp. (b) (d)	172,145	9,089,256
Bristol-Myers Squibb Co. (d)	100,088	5,809,107
Catalent, Inc. (b)	26,200	1,192,886
Centene Corp. (b) (d)	57,666	3,972,034
Charles River Laboratories International, Inc. (b) (d)	21,364	4,186,917
Community Health Systems, Inc. (b)	8,700	25,230
Community Healthcare Trust, Inc.	14,900	442,530
Danaher Corp.	54,909	13,622,923
DexCom, Inc. (b) (d)	42,866	3,999,398
Diversified Healthcare Trust REIT	63,841	123,852
Edwards Lifesciences Corp. (b) (d)	50,982	3,532,033
Elevance Health, Inc. (d)	24,573	10,699,576
Eli Lilly & Co.	52,523	28,211,679
Galera Therapeutics, Inc. (b)	161,709	28,315
Gilead Sciences, Inc. (d)	87,662	6,569,390
Global Medical REIT, Inc.	143,229	1,284,764
GSK plc ADR	41,852	1,517,135
Guardant Health, Inc. (b)	53,333	1,580,790
HCA Healthcare, Inc.	12,213	3,004,154
Healthcare Realty Trust, Inc.	149,567	2,283,888
Healthpeak Properties, Inc.	83,601	1,534,914
Humana, Inc.	17,385	8,458,150
IDEXX Laboratories, Inc. (b)	12,104	5,292,716
Illumina, Inc. (b) (d)	26,735	3,670,181
Incyte Corp. (b) (d)	12,302	710,687
Insulet Corp. (b)	12,441	1,984,215
Intuitive Surgical, Inc. (b) (d)	20,041	5,857,784
IQVIA Holdings, Inc. (b) (d)	16,311	3,209,189
Johnson & Johnson (d)	164,139	25,564,649
LTC Properties, Inc.	46,903	1,506,993

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 13

	Shares	Value
United States (continued)
Mallinckrodt plc (b)	35,048	$2,990
McKesson Corp. (d)	10,401	4,522,875
Medical Properties Trust, Inc.	145,186	791,264
Medtronic plc	79,482	6,228,209
Merck & Co., Inc. (d)	144,900	14,917,455
Moderna, Inc. (b) (d)	14,416	1,489,029
Molina Healthcare, Inc. (b) (d)	7,047	2,310,641
National Health Investors, Inc.	4,442	228,141
Omega Healthcare Investors, Inc.	71,075	2,356,847
Pfizer, Inc. (d)	392,775	13,028,347
Physicians Realty Trust	291,309	3,551,057
R1 RCM, Inc. (b)	124,297	1,873,156
Regeneron Pharmaceuticals, Inc. (b)	6,151	5,062,027
ResMed, Inc.	10,104	1,494,078
Sabra Health Care REIT, Inc.	90,781	1,265,487
Stryker Corp.	16,321	4,460,040
The Cigna Group (d)	3,000	858,210
Thermo Fisher Scientific, Inc.	31,366	15,876,528
UnitedHealth Group, Inc. (d)	52,619	26,529,974
Universal Health Realty Income Trust	8,183	330,839
Ventas, Inc.	66,681	2,809,271
Veradigm, Inc. (b)	90,363	1,187,370
Vertex Pharmaceuticals, Inc. (b)	17,979	6,252,017
Welltower, Inc.	41,484	3,398,369
West Pharmaceutical Services, Inc.	3,370	1,264,458
Zimmer Biomet Holdings, Inc.	23,986	2,691,709
Zoetis, Inc. (d)	27,301	4,749,828
		341,602,612
Total Common Stocks (Cost $492,439,317)		457,450,037
	Principal Amount
Short-Term Investments 4.4%
Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $19,871,649, 1.60%, dated 09/29/23, due 10/02/23 (collateralized by U.S. Treasury Note 3.625%, due 05/15/26, market value $20,266,411)	$19,869,000	19,869,000
Total Short-Term Investments (Cost $19,869,000)		19,869,000
Milestone Interest (Restricted) (b) (c) 0.0%
Rainier Therapeutics Milestone Interest	1	0
Total Milestone Interest (Cost $143,115)		0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

14 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

	Number of Contracts (100 shares each)/ Notional Amount ($)	Value
Option Contracts Written (0.0)%
Call Option Contracts Written 0.0%
Abbott Laboratories Oct23 105 Call	167/(1,753,500)	$(4,676)
Agilent Technologies, Inc. Oct23 120 Call	50/(600,000)	(2,850)
Amgen, Inc. Oct23 280 Call	68/(1,904,000)	(7,140)
AstraZeneca plc Oct23 72.5 Call	362/(2,624,500)	(4,706)
Baxter International, Inc. Oct23 41 Call	43/(176,300)	(537)
Boston Scientific Corp. Oct23 56 Call	258/(1,444,800)	(2,580)
Bristol-Myers Squibb Co. Oct23 61 Call	100/(610,000)	(1,000)
Centene Corp. Oct23 70 Call	87/(609,000)	(11,310)
Charles River Laboratories International, Inc. Oct23 220 Call	21/(462,000)	(1,260)
DexCom, Inc. Oct23 105 Call	21/(220,500)	(1,512)
Edwards Lifesciences Corp. Oct23 75 Call	49/(367,500)	(2,205)
Elevance Health, Inc. Oct23 460 Call	37/(1,702,000)	(16,280)
Gilead Sciences, Inc. Oct23 80 Call	132/(1,056,000)	(1,716)
Illumina, Inc. Oct23 150 Call	35/(525,000)	(5,250)
Incyte Corp. Oct23 62.5 Call	17/(106,250)	(1,020)
Intuitive Surgical, Inc. Oct23 320 Call	20/(640,000)	(5,600)
IQVIA Holdings, Inc. Oct23 220 Call	16/(352,000)	(600)
Johnson & Johnson Oct23 170 Call	165/(2,805,000)	(1,485)
McKesson Corp. Oct23 455 Call	10/(455,000)	(1,800)
Merck & Co., Inc. Oct23 113 Call	145/(1,638,500)	(1,015)
Moderna, Inc. Oct23 115 Call	21/(241,500)	(2,247)
Molina Healthcare, Inc. Oct23 350 Call	7/(245,000)	(945)
Pfizer, Inc. Oct23 35 Call	600/(2,100,000)	(10,800)
The Cigna Group Oct23 300 Call	4/(120,000)	(600)
UnitedHealth Group, Inc. Oct23 500 Call	79/(3,950,000)	(118,105)
Zoetis, Inc. Oct23 190 Call	27/(513,000)	(675)
Total Call Option Contracts Written (Premiums received ($246,001))		(207,914)
Total Investments 126.7% (Cost $614,591,517)		566,478,604
Other Liabilities in Excess of Assets (26.7)%		(119,360,980)
Net Assets 100%		$447,117,624

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Non-income producing security.

(c) Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(d) A portion of security is pledged as collateral for call options written.

(e) Security is in default.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 15

The following forward contracts were held as of September 30, 2023

Description	Counterparty	Settlement Date	Currency	Settlement Value (in USD)	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Australian Dollar	Goldman Sachs Bank	10/31/23	4,572,304 AUD	$2,936,069	$2,942,478	$(6,409)
British Pound	Goldman Sachs Bank	10/31/23	9,440,375 GBP	11,514,681	11,520,184	(5,503)
Danish Krone	Goldman Sachs Bank	10/31/23	53,401,650 DKK	7,592,484	7,580,889	11,595
Euro	Goldman Sachs Bank	10/31/23	14,561,683 EUR	15,438,151	15,413,059	25,092
Israeli Sheqel	Goldman Sachs Bank	11/01/23	4,457,647 ILS	1,168,360	1,170,222	(1,862)
Japanese Yen	Goldman Sachs Bank	10/31/23	523,322,125 JPY	3,531,896	3,517,563	14,333
Swiss Franc	Goldman Sachs Bank	10/31/23	16,668,832 CHF	18,318,263	18,264,461	53,802
					$60,408,856	$91,048

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

16 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Financial statements

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2023

ASSETS
Investments, at value (cost $614,694,403)	$566,686,518
Milestone interests, at value (cost $143,115)	0
Total investments (cost $614,837,518)	566,686,518
Cash	2,143
Foreign currency, at value (cost $234)	234
Dividends and interest receivable	2,623,591
Prepaid expenses	50,549
Prepaid offering expenses (see Note 5)	271,108
Unrealized appreciation on forward currency contracts	104,822
Total assets	569,738,965
LIABILITIES
Payable for investments purchased	140,218
Unrealized depreciation on forward currency contracts	13,774
Accrued advisory fee	503,112
Accrued investor support service fees	25,156
Accrued shareholder reporting fees	55,366
Accrued trustee fees	30,736
Loan payable	120,000,000
Options written, at value (premium received $246,001)	207,914
Interest payable	1,444,667
Accrued other	200,398
Total liabilities	122,621,341
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$447,117,624
SOURCES OF NET ASSETS CONSIST OF
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 38,113,338 shares issued and outstanding	$381,133
Additional paid-in-capital	503,456,766
Total distributable earnings (loss)	(56,720,275)
Total net assets (equivalent to $11.73 per share based on 38,113,338 shares outstanding)	$447,117,624

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 17

STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2023

INVESTMENT INCOME
Dividend income (net of foreign tax of $365,095)	$10,275,085
Interest and other income	2,494,665
Securities lending	6,488
Total investment income	12,776,238
EXPENSES
Interest expense	6,987,726
Advisory fees	6,008,776
Investor support service fees	300,439
Trustees' fees and expenses	143,328
Custodian fees	138,915
Legal fees	128,850
Shareholder reporting	127,322
Administration fees	111,761
Auditing fees	85,610
Transfer agent fees	31,168
Other (see Note 2)	328,083
Total expenses	14,391,978
Net investment loss	(1,615,740)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
Investments	33,596,773
Closed or expired option contracts written	2,880,207
Foreign currency transactions	13,698
Forward contracts	(3,268,828)
Net realized gain	33,221,850
Net change in unrealized appreciation (depreciation) on
Investments	5,569,715
Milestone interests	(138,520)
Option contracts written	(200,688)
Foreign currency	20,997
Forward contracts	760,369
Net change in unrealized appreciation (depreciation)	6,011,873
Net realized gain and change in unrealized appreciation (depreciation)	39,233,723
Net increase in net assets resulting from operations	$37,617,983

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

18 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2023	Year ended September 30, 2022(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income gain (loss)	($1,615,740)	$1,947,208
Net realized gain	33,221,850	25,964,884
Change in net unrealized appreciation (depreciation)	6,011,873	(90,748,168)
Net increase (decrease) in net assets resulting from operations	37,617,983	(62,836,076)
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1)
Distributions	(30,951,311)	(31,069,521)
Return of capital	(22,034,793)	(21,264,321)
Total distributions	(52,986,104)	(52,333,842)
CAPITAL SHARE TRANSACTIONS
Proceeds from at-the-market offering (274,984 and 0 shares, respectively)	3,950,593	—
Expenses in connection with the at-the-market offering ( See Note 5)	(7,478)	—
Reinvestment of distributions (318,084 and 265,352 shares, respectively)	4,199,880	3,830,775
Total capital share transactions	8,142,995	3,830,775
Net decrease in net assets	(7,225,126)	(111,339,143)
NET ASSETS
Beginning of year	454,342,750	565,681,893
End of year	$447,117,624	$454,342,750

(1)  Audited by a different independent registered public accounting firm.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 19

STATEMENT OF CASH FLOWS YEAR ENDED SEPTEMBER 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Purchases of portfolio securities	($236,845,841)
Securities lending income	6,969
Net maturities of short-term investments	(6,644,531)
Sales of portfolio securities	288,889,329
Proceeds from option contracts written	3,841,646
Interest income received	2,959,275
Dividend income received	9,922,042
Other operating receipts (expenses paid)	(14,015,794)
Net realized gain (loss) on forward contracts	(3,268,828)
Net cash provided from operating activities	44,844,267
CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid	(48,786,224)
Net proceeds from at-the-market offering	3,950,593
Expenses in connection with the at-the-market offering	(7,478)
Net cash used for financing activities	(44,843,109)
NET INCREASE IN CASH	1,158
CASH AT BEGINNING OF YEAR	985
CASH AT END OF YEAR	$2,377 *
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$37,617,983
Purchases of portfolio securities	(236,845,841)
Net maturities of short-term investments	(6,644,531)
Sales of portfolio securities	288,889,329
Proceeds from option contracts written	3,841,646
Amortization of premium	529,818
Net realized gain on investments, options, foreign currencies and forwards	(36,490,678)
Increase in net unrealized (appreciation) depreciation on investments, options and foreign currencies	(6,011,873)
Non-cash dividend income received	(418,590)
Decrease in dividends and interest receivable	339
Decrease in securities lending income receivable	481
Decrease in accrued other expenses	(246,230)
Increase in interest payable	688,242
Increase in prepaid expenses and other assets	(65,828)
Net cash provided from operating activities	$44,844,267
Supplemental disclosure: Cash paid for interest	$6,299,484

*  Includes: $234 foreign currency.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

20 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Financial highlights

	For the years ended September 30,
	2023(1)	2022	2021	2020	2019
OPERATING PERFORMANCE FOR A SHARE
Net asset value per share, beginning of year	$12.11	$15.18	$14.14	$13.51	$15.24
Net investment income (loss) (2)	(0.04)	0.05	0.08	0.10	0.06
Net realized and unrealized gain (loss)	1.05	(4.52)	2.36	1.93	(0.40)
Total increase (decrease) from investment operations	1.01	(4.47)	2.44	2.03	(0.34)
Distributions to shareholders from
Net investment income	—	(0.33)	(0.14)	(0.05)	(0.19)
Net realized capital gains	(0.82)	(0.50)	—	—	—
Return of capital (tax basis)	(0.58)	(0.57)	(1.26)	(1.35)	(1.21)
Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased (2)	—	—	—	— (3)	0.01
Increase resulting from At-the-market offering (2)	0.01	—	—	—	—
Net asset value per share, end of year	$11.73	$12.11	$15.18	$14.14	$13.51
Per share market value, end of year	$11.72	$12.86	$16.45	$14.33	$13.44
Total investment return at market value	1.70%	(13.65%)	26.00%	18.14%	6.80%
Total investment return at net asset value	8.09%	(11.94%)	17.91%	15.97%	(1.10%)
RATIOS
Net investment income (loss) to average net assets	(0.34%)	0.37%	0.53%	0.68%	0.45%
Expenses to average net assets	2.99%	1.91%	1.74%	2.16%	2.53%
Expenses, excluding interest expense, to average net assets	1.54%	1.53%	1.51%	1.57%	1.59%
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$447	$454	$566	$427	$407
Portfolio turnover rate	40.12%	43.87%	69.37%	48.11%	55.17%
Senior securities (loan facility) outstanding (in millions)	$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at year end	473%	479%	571%	455%	440%
Asset coverage per $1,000 on revolving credit facility at year end	$4,726	$4,786	$5,714	$4,554	$4,396

(1)  Beginning with the year ended September 30, 2023, the Fund's financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

(2)  Computed using average shares outstanding.

(3)  Amount represents less than $0.005 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 21

Notes to financial statements SEPTEMBER 30, 2023

(1)  Organization and Significant Accounting Policies

abrdn World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The Fund's investment objective is to seek current income and long-term capital appreciation. The Fund invests primarily in equity and debt securities of public and private U.S. and non-U.S. companies believed by the Fund's Investment Adviser, abrdn Inc. (as of October 27, 2023) (prior to October 27, 2023, Tekla Capital Management, LLC) (the Investment Adviser or the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2023, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic and social conditions, as well as developments that impact specific economic sectors, industries or segments of the market, including conditions that directly relate to the issuers of the Fund's investments, such as management performance, financial condition and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price as of the close of trading, generally 4 p.m. Eastern Time. The Fund holds securities, currencies and other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair

22 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

value. Convertible, corporate and government bonds are valued using a third-party pricing service. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. See also Subsequent Event Note 6.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 23

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Rainier Therapeutics' principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2023:

Statement of Assets and Liabilities, Milestone interests, at value	$—
Statement of Assets and Liabilities, Total distributable earnings	($143,115)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	($138,520)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option

24 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written for the year ended September 30, 2023 was 2,751.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$207,914	Net realized gain (loss) on closed or expired option contracts written	$2,880,207
			Change in unrealized appreciation (depreciation) on option contracts written	($200,688)
Forward Currency Contracts	Unrealized appreciation on forward currency contract	$104,822	Net realized gain (loss) on forward contracts	($3,268,828)
	Unrealized depreciation on forward currency contracts	($13,774)	Change in unrealized appreciation (depreciation) on forward contracts	$760,369

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 25

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of September 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Goldman Sachs Bank	$104,822	$(13,774)	$—	$91,048	$13,774	$(13,774)	$—	$—

Amounts listed as "—" are $0 or round to $0.

(1) In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2) Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

(3) Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts purchased and sold for the year ended September 30, 2023 was $61,878,109 and $317,381, respectively.

26 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital. Stock dividends are reflected as non-cash dividend income on the Statement of Operations.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2023 totaled $232,618,289 and $278,435,387, respectively.

Securities Lending

The securities lending arrangement was terminated on July 18, 2023. Prior to July 18, 2023, the Fund may have lended its securities to approved borrowers to earn additional income. The Fund received cash collateral from the borrower and the initial collateral received by the Fund was required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The Fund invested its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund received the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund had the right to recall loaned securities on demand. If a borrower failed to return loaned securities when due, then the lending agent was responsible and indemnified the Fund for the lent securities. The lending agent used the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral was less than the purchase cost of replacement securities, the lending agent was responsible for satisfying the shortfall but only to the extent that the shortfall was not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent was mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could have experienced a delay in recovering securities or could have experienced a lower than expected return if the borrower failed to return the securities on a timely basis. The Fund received compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 27

income received by the Fund was net of fees retained by the securities lending agent. Net income received from SAHXX was a component of securities lending income as recorded on the Statement of Operations.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2023, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2024. Prior to this renewal, in March 2022, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2023. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2023 and September 30, 2022, the Fund did not repurchase any shares through the repurchase program.

28 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, distribution re-designations, return of capital distributions, passive foreign investment company transactions, foreign currency gains and losses, distributions from real estate investment trusts, ordinary loss netting reduce short term capital gains, net operating loss, forward contracts mark-to-market, premium amortization accruals and book to tax difference due to merger. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2023, the Fund reclassified ($28,386,254) from accumulated net realized gain on investment and $28,932,091 to undistributed net investment income, with a net impact of ($545,837) to paid in capital, for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2023 were as follows:

Cost of investments for tax purposes	$620,402,749
Gross tax unrealized appreciation	$47,525,528
Gross tax unrealized depreciation	($101,358,625)
Net tax unrealized appreciation on investments	($53,833,097)
Late-year ordinary loss deferrals	($2,865,740)

The Fund has designated the distributions for its taxable years ended September 30, 2023 and 2022 as follows:

Distributions paid from:	2023	2022
Ordinary income (includes short-term capital gain)	$—	$12,307,296
Long-term capital gain	$30,951,311	$18,762,225
Return of Capital	$22,034,793	$21,264,321

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 29

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash deposits at September 30, 2023.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the Line of Credit) which expires on January 26, 2024. As of September 30, 2023, the Fund had drawn down $120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. Between October 1, 2022 through January 27, 2023, the Fund was charged interest at the rate of 0.75% plus a SOFR Adjustment plus the relevant SOFR rate. Starting January 28, 2023, the Fund is charged interest at the rate of 0.95% plus a SOFR Adjustment plus the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 27, 2024. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2022 to September 30, 2023 were 5.77% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at September 30, 2023.

Investor Support Services

Destra Capital Advisors LLC (Destra) provide the Fund investor support services in connection with the ongoing operation of the Fund. The Fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

30 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

(2)  Investment Advisory and Other Affiliated Fees

The Fund entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund paid the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2023, these payments amounted to $65,706 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser. See also Subsequent Event Note 6.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See also Subsequent Event Note 6.

For the year ended September 30, 2023, the total amount of transfers between Level 3 and Level 1 was $1,711,411. The investment was transferred due to an initial public offering and the value is being supported by the market price.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 31

The following is a summary of the levels used as of September 30, 2023 to value the Fund's investments.

Assets at Value	Level 1	Level 2	Level 3		Total
Non-convertible Notes
France	$—	$2,449,435	$—		$2,449,435
Ireland	—	1,562,936	—		1,562,936
United Kingdom	—	4,794,712	—		4,794,712
United States	—	73,868,010	—		73,868,010
Convertible Preferreds
France	—	—	3,100,979		3,100,979
Ireland	—	—	1,436,737		1,436,737
United States	—	—	2,154,672		2,154,672
Common Stocks
Australia	8,053,724	—	—		8,053,724
Canada	19,183	8,632	—		27,815
China	791,265	—	—		791,265
Denmark	19,665,320	—	—		19,665,320
France	8,649,703	—	—		8,649,703
Germany	8,350,645	—	—		8,350,645
Ireland	507,430	—	—		507,430
Israel	920,866	—	—		920,866
Japan	7,669,881	—	—		7,669,881
Netherlands	6,556,254	—	—		6,556,254
Switzerland	33,870,291	—	—		33,870,291
United Kingdom	20,784,231	—	—		20,784,231
United States	341,602,612	—	—		341,602,612
Short-term Investments	—	19,869,000	—		19,869,000
Milestone Interest	—	—	0	*	0 *
Total	$457,441,405	$102,552,725	$6,692,388		$566,686,518
Other Financial Instruments
Assets
Forward Currency Contracts	$—	$104,822	$—		$104,822
Liabilities
Forward Currency Contracts	—	(13,774)	—		(13,774)
Options Contracts Written	(207,914)	—	—		(207,914)
Total	($207,914)	$91,048	$—		($116,866)

* Represents security valued at zero.

32 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2022	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2023
Convertible Preferred
France	$960,713	($166,621)	$2,306,887	$—	$—	$3,100,979
Ireland	1,902,611	(466,074)	200	—	—	1,436,737
Switzerland	2,047,583	(336,172)	—	—	(1,711,411)	—
United States	3,943,709	(189,215)	182	(1,600,004)	—	2,154,672
Milestone Interest
United States	138,520	(138,520)	—	—	—	—
Total	$8,993,136	($1,296,602)	$2,307,269	($1,600,004)	($1,711,411)	$6,692,388
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023						($960,430)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Convertible Preferreds	$6,692,388	Transaction price	(a)	N/A
Milestone Interest	0	Probability adjusted value	Probability of events Timing of events	0.00%-10.00% (0.00%) 0.75-12.25 years (0.00)
	$6,692,388

(a) The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities currently comprise 10% or less of Managed Assets. The value of these securities represented 2% of the Fund's Managed Assets at September 30, 2023.

At September 30, 2023, the Fund had commitments of $1,966,585 relating to additional investments in two private companies.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 33

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2023. The Fund on its own does not have the right to demand that such securities be registered.

Security#	Acquisition Date	Cost	Carrying Value per Unit	Value
Amolyt Pharma SAS Series C Cvt. Pfd	01/25/23	$2,306,755	$2.26	$2,220,270
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	2,002,482	4.72	1,999,999
Flamingo Therapeutics, Inc. Series A3 Cvt. Pfd	04/21/20, 10/28/20	3,142,774	5.46	880,709
Fusion Pharmaceuticals, Inc. Common	09/20/22	0	2.34	8,632
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20, 05/17/21, 09/15/21†	337,063	1.52	154,673
Priothera Ltd. Series A Cvt. Pfd	10/07/20	2,265,398	7.40	1,436,737
Rainier Therapeutics Milestone Interest	09/28/21	143,115	0.00	0
		$10,197,587		$6,701,020

#  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†  Interest received as part of a corporate action for a previously owned security.

(5)  At-the-Market Offering

The Fund has a registration statement on file with the SEC, initially effective on December 6, 2022, authorizing the Fund to issue shares through an At-the-Market Offering (ATM) having an aggregate value of up to $150,000,000. The offering costs associated with the Fund's ATM offering are approximately $278,586 of which $7,478 were charged to paid-in-capital upon the issuance of associated shares and $271,108 remains in prepaid expenses.

On December 14, 2022, the Fund entered into a distribution agreement with Foreside Fund Services, LLC (Foreside), pursuant to which the Fund may offer and sell up to $150,000,000 of shares from time to time, through Foreside as its agent, in transactions deemed to be at the market as defined in Rule 415 under the Securities Act of 1933, as amended (the Offering). Under the Distribution Agreement, Foreside may enter into sub-placement agent agreements with one or more selected dealers. Foreside has entered into a sub-placement agent agreement, dated December 14, 2022 (the Sub-Placement Agent Agreement), with UBS Securities LLC (UBS) relating to the shares to be offered under the Distribution Agreement. During the year ended on September 30, 2023, 274,984 shares were sold under this agreement for $3,950,593 (net of commissions to Foreside and UBS of $39,906).

(6)  Subsequent Event

Effective at the close of business on October 27, 2023, the Adviser assumed responsibility for management of the Fund from Tekla Capital Management, LLC (TCM). On the same date, the investment team at TCM joined abrdn and continues to manage the Fund. Also effective upon abrdn's appointment as adviser, four Trustees resigned from the Fund's Board, and Stephen Bird, Rose DiMartino, C. William Maher and Todd Reit, who were elected by

34 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

shareholders, joined Jeffrey Bailey and Kathleen Goetz on the Fund's Board. Mr. Reit began serving as Chair of the Board on the same date.

Also effective upon abrdn's appointment as adviser, the Fund's assets are valued pursuant to the valuation procedures for funds advised by abrdn, as approved by the Board after the new Trustees began their term. Pursuant to the new valuation procedures, foreign equity securities that trade on a market that closes prior to the Fund's valuation time are valued by applying daily valuation factors to the last quoted sale price. Additionally, the new valuation procedures generally value forward foreign currency contracts based on the daily spot exchange rates and the forward exchange rate points (e.g. 1-month, 3-month).

The Services Agreement terminated on October 27, 2023.

Effective upon the close of business on October 27, 2023, the Adviser as Adviser of the Fund, entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for twelve months (the "Expense Limitation Agreement").The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund's trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees abrdn World Healthcare Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of abrdn World Healthcare Fund (formerly, Tekla World Healthcare Fund) (the Fund), including the schedule of investments, as of September 30, 2023, the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended September 30, 2022 and financial highlights for each of the years in the four-year period ended September 30, 2022 were audited by other independent registered public accountants whose report, dated November 21, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more abrdn investment companies since 2009.

Philadelphia, Pennsylvania
November 29, 2023

36 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

TRUSTEES AND OFFICERS (AS OF OCTOBER 30, 2023, Unaudited)

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years, at Minimum, and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex Overseen by Trustee[4]

INDEPENDENT TRUSTEES

Jeffrey A. Bailey, Born: 1962	Trustee since 2020	Registrants consisting of 4 Portfolios

CEO, IlluminOss, Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2017); Director, Madison Vaccines, Inc. (since 2018); Director, Aurinia Pharmaceuticals, Inc. (since August 2023); Director and CEO, BioDelivery Systems, Inc. (since 2020-2022).

Kathleen Goetz, Born: 1966	Trustee since 2021	Registrants consisting of 4 Portfolios
Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019), Executive Director of Strategic Account Management (2015-2016).
Rose DiMartino, Born: 1952	Trustee since 2023	5 Registrants consisting of 7 Portfolios
Retired since 2019. Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.
C. William Maher, Born: 1961	Trustee since 2023	7 Registrants consisting of 7 Portfolios
Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.
Todd Reit, Born: 1968	Trustee since 2023	9 Registrants consisting of 9 Portfolios

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

INTERESTED TRUSTEE

Stephen Bird[3], Born: 1967	Trustee since 2023	15 Registrants consisting of 33 Portfolios

Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

1  The Address for each Trustee is: c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103.

2  Each Trustee currently is serving a three year term.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT37

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

4  As of October 30, 2023, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Joseph Andolina*, Born: 1978	Chief Compliance Officer and Vice President Compliance since 2023

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

Sharon Ferrari*, Born: 1977	Treasurer and Chief Financial Officer since 2023
Currently, Director Product Management—US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson*, Born: 1974	Vice President since 2023

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Megan Kennedy*, Born: 1974	Secretary and Vice President since 2023
Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Daniel R. Omstead, Ph.D., Born: 1953	Vice President since 2023

Currently Head of Healthcare Investments at abrdn. Previously, President of HQH and HQL (from 2001 to October 2023), THQ (from 2014 to October 2023) and THW (from 2015 to October 2023); President, Chief Executive Officer and Managing Member of Tekla Capital Management, LLC from 2002 to October 2023).

Christian Pittard*, Born:1973	President since 2023
Currently, Director of Corporate Finance and Head of Listed Funds. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar*, Born: 1971	Vice President since 2023

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

38 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Laura Woodward, Born: 1968	Vice President 2023

Currently Vice President of Fund Administration at abrdn. Previously Chief Compliance Officer, Secretary and Treasurer of HQH and HQL (from 2009 to October 2023), THQ (from 2014 to October 2023) and THW (from 2015 to October 2023); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management, LLC (from 2009 to October 2023).

1  The Address for each officer is: c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

*  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request.

Contact us:

• Visit: https://www.abrdn.com/en-us/cefinvestorcenter

• Email: Investor.Relations@abrdn.com; or

• Call: 1-800-522-5465 (toll free in the U.S.)

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 39

Additional Information (unaudited)

Summary of Fund Expenses

The purpose of the following table and the example below is to help you understand the fees and expenses that holders of Common Shares ("Common Shareholders") would bear directly or indirectly. The expenses shown in the table under "Other expenses," "Interest expenses on bank borrowings," "Total annual expenses" and "Total annual expenses after expense reimbursement" are based on the Fund's capital structure as of September 30, 2023. As of September 30, 2023, the Fund had $120,000,000 of leverage outstanding through bank borrowings which represented 21.2% of the Managed Assets as of September 30, 2023. The table reflects Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund's future expenses. Actual expenses may be greater or less than those shown below.
Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	1.00%
Offering expenses (as a percentage of offering price)(2)	0.19%
Dividend reinvestment and Stock Repurchase Plan Fees(3)	None
Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	1.24%
Interest expenses on bank borrowings(5)	1.45%
Other expenses	0.30%
Total annual expenses	2.99%
Less: expense reimbursement(6)	0.03%
Total annual expenses after expense reimbursement	2.96%

(1) If Common Shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2) Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.

(3) The expenses of administering the Fund's Dividend Reinvestment and Stock Purchase Plan are included in "Other Expenses." You will pay brokerage charges if you direct your broker or the plan agent to sell your Shares that you acquired pursuant to the Fund's Dividend Reinvestment and Stock Purchase Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund's Dividend Reinvestment and Stock Purchase Plan. For more details about the Dividend Reinvestment and Stock Purchase Plan, see "Dividend Reinvestment and Stock Purchase Plan" in the Fund's Prospectus.

(4) The Advisory fee is charged as a percentage of the Fund's average daily Managed Assets, as opposed to net assets. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.

(5) The percentage in the table is based on total borrowings of $120,000,000 (the balance outstanding under the Fund's Credit Facility as of September 30, 2023, representing approximately 21.2% of the Fund's Managed Assets) and an average interest rate during the fiscal year ended September 30, 2023, of 5.77%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund's use of leverage will be profitable. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund's total assets.

40 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

(6) As of the close of business on October 27, 2023, the Adviser has entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for twelve months (the "Expense Limitation Agreement").The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund's trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).The Fund may repay any such reimbursement from the Adviser, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser. Because interest expenses and investment related expenses are not subject to the reimbursement agreement, interest expenses and investment related expenses are included in the "Total annual expenses after expense reimbursement" line item.

Example

The following examples illustrate the expenses you would pay on a $1,000 investment in common shares assuming that (i) all dividends and other distributions are reinvested at NAV (ii) the percentage amounts listed under "Total annual expenses" above remain the same in the years shown and (iii) a 5% annual portfolio total return.(1)

The following example does not include the sales load:

1 Year	3 Years	5 Years	10 Years
$30	$92	$157	$330

The following example assumes a transaction fee of 1.19%, as a percentage of the offering price, as if it were borne solely by you, as purchaser(2):

1 Year	3 Years	5 Years	10 Years
$41	$103	$167	$338

(1) The examples above should not be considered representations of future expenses. Actual expenses may be higher or lower than those shown. The examples assume that all dividends and distributions are reinvested at net asset value. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund—Advisory Agreements" in the Fund's Prospectus.

(2) Notwithstanding this assumption, in actuality, these fees will be indirectly borne by all holders of Common Shares.

Senior Securities

The following table sets forth information about the Fund's outstanding senior securities as of the end of each of the Fund's last eight fiscal years. The Fund's senior securities during this time period are comprised of borrowings which constitutes a "senior security" as defined in the 1940 Act. The information in this table for the fiscal years ended 2022, 2021, 2020, 2019 and 2018 has been audited by a predecessor, independent registered public accounting firm, and fiscal year ended 2023 has been audited by KPMG LLP, independent registered

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 41

public accounting firm. The Fund's audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage Per $1,000 of Principal Amount		Average Market Value(2)
September 30, 2023	Loan Facility 2023	$120,000,000	—	—	$4,726	(1)	N/A
September 30, 2022	Loan Facility 2022	$120,000,000	—	—	$4,786		N/A
September 30, 2021	Loan Facility 2021	$120,000,000	—	—	$5,714		N/A
September 30, 2020	Loan Facility 2020	$120,000,000	—	—	$4,554		N/A
September 30, 2019	Loan Facility 2019	$120,000,000	—	—	$4,396		N/A
September 30, 2018	Loan Facility 2018	$120,000,000	—	—	$4,861		N/A
September 30, 2017	Loan Facility 2017	$120,000,000	—	—	$4,999		N/A
September 30, 2016	Loan Facility 2016	$120,000,000	—	—	$5,160		N/A

(1) The asset coverage ratio for the Loan Facility is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any senior securities, which includes the Loan Facility, and then multiplying by $1,000.

(2) Not applicable because the senior securities are not registered for public trading.

Net Asset Value and Market Price Information

Net Asset Value

The Fund's currently outstanding Common Shares are listed on the NYSE. The Common Shares commenced trading on the NYSE on June 30, 2015.

The Common Shares have traded both at a premium and at a discount to the Fund's NAV per Common Share. There can be no assurance that this will continue after an offering of Common Shares or that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. The Fund's NAV will be reduced immediately following an offering of Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount.

Market Price Information

The Fund's Common Shares are publicly held and are listed and traded on the NYSE (trading symbol "THW"). The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and

42 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

Quarter Ending	Market Price(1) High	Corresponding Net Asset Value(2)	Market Premium/ (Discount)(2)	Corresponding Price(1) Low	Net Asset Value(2)	Premium/ (Discount)(2)
Fiscal 2021
Dec. 31	$16.07	$14.68	9.47%	$13.43	$13.25	1.36%
Mar. 31	$17.92	$15.29	17.20%	$14.29	$14.63	-2.32%
June 30	$16.69	$15.56	7.26%	$14.86	$15.15	-1.91%
Sept. 30	$17.38	$16.22	7.15%	$16.13	$15.45	4.40%
Fiscal 2022
Dec. 31	$17.08	$15.63	9.28%	$15.51	$14.75	5.15%
Mar. 31	$16.34	$15.63	4.54%	$13.29	$13.86	-4.11%
June 30	$10.39	$14.49	9.70%	$14.00	$12.40	12.90%
Sept 30	$15.72	$13.74	14.41%	$12.85	$12.02	6.91%
Fiscal 2023
Dec. 31	$15.76	$13.65	15.46%	$12.60	$12.17	3.53%
Mar. 31	$15.27	$13.34	14.47%	$13.34	$12.36	7.93%
June 30	$14.76	$13.09	12.76%	$13.74	$12.76	7.76%
Sept. 30	$14.11	$12.77	10.49%	$11.69	$11.78	-0.76%

(1) Source: Bloomberg L.P.

(2) Data presented are with respect to a short period of time and are not indicative of future performance.

The NAV per Share as of the close of business on November 24, 2023 was $11.44 and the last reported sales price of a Common Share on the NYSE that day was $11.28 representing a [premium/discount] to NAV of 1.42%.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 43

ANNUAL MEETING REPORT (unaudited)

An Annual Meeting of Shareholders was held on June 8, 2023. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Rakesh Jain, Ph.D.	26,898,088	556,943
Daniel Omstead, Ph.D.	26,952,589	502,442

Rakesh Jain, Ph.D.* and Daniel Omstead, Ph.D.* were elected to serve until the 2026 Annual Meeting.

Trustees serving until the 2024 Annual Meeting are Jeffrey Bailey and Thomas M. Kent, CPA*.

Trustees serving until the 2025 Annual Meeting are Kathleen Goetz and W. Mark Watson, CPA*.

Shareholders ratified the appointment of Deloitte & Touche LLP** as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2023, by the following votes:

For	Against	Abstain
26,960,455	248,950	245,626

  *  Resigned effective October 27, 2023.

  **  Resigned effective September 6, 2023.

On September 7, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved the engagement of KPMG LLP ("KPMG") as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. During the Fund's two most recent fiscal years (ended September 30, 2022 and September 30, 2021) and the subsequent interim period prior to the engagement of KPMG, neither the Fund, nor anyone on the Fund's behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Fund's financial statements; or (3) the subject of any "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a "reportable event," as defined in Item 304(a) (1)(v) of Regulation S-K under the Exchange Act.

SPECIAL MEETINGS REPORTS (unaudited)

At a Special Meeting of Shareholders held on August 14, 2023, shareholders voted to elect four new Trustees of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Stephen Bird	26,314,267	1,041,552
Rose DiMartino	26,224,473	1,131,347
C. William Maher	26,245,256	1,110,563
Todd Reit	26,270,482	1,085,337

44 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

C. William Maher was elected to serve until the 2024 Annual Meeting.

Stephen Bird was elected to serve until the 2025 Annual Meeting.

Todd Reit and Rose DiMartino were elected to serve until the 2026 Annual Meeting.

Subsequent to the reporting period, at a Special Meeting of Shareholders held on October 25, 2023 (as adjourned from August 14, August 29, September 12 and October 3), shareholders voted to approve a new investment advisory agreement between the Fund and abrdn Inc. The October 25, 2023 results of the voting on this matter were as follows:

For	Against	Abstain
17,393,643	924,485	2,137,165

FOR MORE INFORMATION (unaudited): A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103; (iii) on the Fund's website at www.abrdnthw.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. These will also be available on the Fund's website at www.abrdnthw.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.abrdnthw.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases, and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2023. In February 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

DISTRIBUTION POLICY (unaudited): The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 45

SHARE REPURCHASE PROGRAM (unaudited): In March 2023, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

PORTFOLIO MANAGEMENT (unaudited): Daniel Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Christopher Seitz, M.B.A., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN (unaudited)

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection

46 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.

Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2022 that have not been approved by shareholders.

The Fund's investment objective is to seek current income and long-term capital appreciation.

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industries including equity securities and debt securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 47

the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund's 80% policy may only be changed with 60 days' prior notice to the Fund's shareholders (the "Shareholders"). The Fund will concentrate its investments in the healthcare industries.

A company will be deemed to be a healthcare company if, at the time the Fund makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. healthcare companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a healthcare company.

Under normal market conditions, the Fund expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Fund may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries ("Emerging Markets"). While the Fund may hedge its non-U.S. dollar exposure, it is currently expected to do so from time to time rather than continuously. The Investment Adviser may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Fund expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Fund will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Fund may invest up to 30% of its Managed Assets in convertible securities, which may include securities that are noninvestment grade. The Fund may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated noninvestment grade (that is, rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB+ by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Fund's investments in noninvestment grade investments and those deemed to be of similar quality are considered

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speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Fund may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders and will be limited to 30% of the Fund's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund's option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives.

The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments.

The Fund may invest up to 20% of its Managed Assets in healthcare REITs.

The Fund may from time-to-time lend its portfolio securities but has terminated its Securities Lending program effective July 18, 2023.

Changes to Risk Factors During the Prior Fiscal Year

There have been no material changes to the Fund's Risk Factors since September 30, 2022.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will

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decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Security Market Risk—Discount to NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per share could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by supply of and demand for the shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) trading volume of the shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Equity Securities Risk. The Fund expects to invest 60-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Fund's expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities,

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preferred stock dividends are payable only if declared by the issuer's board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Convertible Securities Risk. Convertible Securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security's conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer's debt obligations.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries. Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in securities of healthcare companies. As a result, the Fund's portfolio will likely be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. The risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Fund may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

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Healthcare companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the "FDA"), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent.

With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by healthcare companies in which the Fund may invest and may adversely affect the sales and revenues of healthcare companies.

Product development efforts by healthcare companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects,

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failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those healthcare companies.

Certain healthcare companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Pharmaceutical companies also face challenges posed by the increased presence of counterfeit pharmaceutical products, which may negatively impact revenues and patient confidence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

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Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation

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based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organization ("HMO") subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding

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company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition,

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governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

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Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain

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highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company's service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with

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lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable

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terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.

Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice ("DOJ"), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have

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passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

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The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Foreign Securities Risk. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of

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the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), European depositary receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter ("OTC") market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers

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than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments.

The Fund may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging Markets are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Investments in securities of issuers located in Emerging Markets may be subject to heightened risks, including relative illiquidity, price volatility and potential restrictions on repatriation of investment capital and income. The Fund's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or its affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain Emerging Markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from

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certain Emerging Markets is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many Emerging Markets have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other Emerging Markets have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those Emerging Markets.

Economies in Emerging Markets generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many Emerging Markets are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Emerging Markets. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in Emerging Markets involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund's investment in Emerging Markets may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in Emerging Markets are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

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The creditworthiness of the local securities firms used by the Fund in Emerging Markets may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund's investments in Emerging Markets are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in Emerging Markets may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes. In addition, the impact of the economic and public health crisis in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic tasks.

The Fund's use of foreign currency management techniques in Emerging Markets may be limited. A significant portion of the Fund's currency exposure in Emerging Markets may not be covered by these techniques.

Forward Contract Risk. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in

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those currencies are not then held in the Fund's portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Derivatives Risk. The Fund may invest in derivative instruments including options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders and will be limited to 30% of the Fund's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Fund writes a covered put option, the Fund has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a

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put option may be required make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund's option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC nonstandardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent the Fund from liquidating these positions at an advantageous time or price, subjecting the Fund to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can increase the Fund's exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund's net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the

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value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Fund's derivative transactions, and cause the Fund to lose value. For instance, the SEC has adopted new regulations related to a registered investment company's use of derivatives and related instruments. These regulations impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework formerly used by funds to comply with Section 18 of the 1940 Act. These regulations may significantly impact the Fund's ability to invest in derivatives and other instruments, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Risks Associated with the Fund's Option Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a

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covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Interest Rate Risk. Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the Fund's investments and the markets where it trades.

The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. To combat rising inflation, the Board of Governors of the Federal Reserve System increased the federal funds rate several times in 2022 and 2023.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Credit/Default Risk. Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Fund will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade

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instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

Non-Investment Grade Securities Risk. The Fund may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB+/BB+" or below by Moody's, S&P or Fitch, respectively), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions

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could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in shares of the Fund, both in the short-term and the long-term.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. If a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Fund's claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Regulation as a "Commodity Pool". The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the "CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Fund's liquidation value or, alternatively, the net notional value of the Fund's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund's liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's

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proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Equity-Linked Notes. Equity-linked notes ("ELNs") are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

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ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Fund may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Fund to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Fund to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

PIPEs Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Fund's use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

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These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

ETFs Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk. The Fund intends to use financial leverage for investment purposes. The Fund may issue preferred shares, borrow money and/or issue debt securities ("traditional leverage"). The Fund intends to use traditional leverage through a credit facility representing up to 20% of the Fund's Managed Assets as measured at the time when leverage is incurred. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). Furthermore, at no time will the Fund's use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Fund's Managed Assets as measured at the time when leverage is incurred. Notwithstanding the foregoing, effective leverage incurred through the Fund's option strategy and use of derivatives for hedging purposes will not be counted toward the Fund's limit on the use of effective leverage or in the overall 30% leverage limitation.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Fund and the asset coverage for preferred shares, if any. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in NAV could affect

76 abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT

the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the Fund's common shareholders would bear the fees and expenses incurred through the Fund's use of leverage, including the issuance of Preferred shares, if any. Leverage may increase operating costs, which may reduce total return.

Effects of Leverage

Assuming that leverage will represent approximately 20% of Managed Assets and that the Fund will bear expenses relating to that leverage at an annual cost of 1.00%, Fund performance before leverage (net of expenses) must exceed .2% in order to cover the expenses specifically related to the Fund's use of leverage. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

As of September 30, 2023 and the most recently signed line of credit agreement, the Fund projects an annual leverage expense of 6.57%. The Fund had $120,000,000 of funds drawn on its line of credit which was 21.2% of Managed Assets as of September 30, 2023.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total returns from an investment in the Fund assuming investment portfolio returns before leverage of (10)%, (5)%, 0%, 5% and 10%. The table further reflects the use of leverage representing 20% of the Fund's Managed Assets and the Fund's currently projected annual leverage expense of 6.57%.
Assumed Fund Return Before Leverage (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Assumed Fund Return Inclusive of Leverage	(14.14)%	(7.89)%	(1.64)%	4.61%	10.89%

Assumed Fund performance before and inclusive of leverage are hypothetical and are provided to assist investors in understanding the effects of leverage. Actual performance experienced by the Fund may be lesser or greater than that shown above.

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Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Anti-Takeover Provisions Risk. The Fund's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated March 5, 2015, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about healthcare companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in restricted securities under certain conditions. The Fund also may invest, subject to

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applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

Government Intervention. Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/environmental disasters, pandemics, epidemics, terrorism, cyber-attacks, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

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Social, political, economic and other conditions and events, such as natural/environmental disasters, health emergencies (e.g., epidemics and pandemics such as COVID-19, avian influenza and HINI/09), cyber-attacks, terrorism, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. These impacts could negatively affect the Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed, complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund's ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if these types of events persist for an extended period of time. These types of events, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. The value of the Fund's investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

In March 2023, several financial institutions experienced a larger-than-expected decline in deposits and two banks, Silicon Valley Bank ("SVB") and Signature Bank, were placed into receivership. Given the interconnectedness of the banking system, the Federal Reserve invoked the systemic risk exception, temporarily transferred all deposits-both insured and uninsured-and substantially all the assets of the two banks into respective bridge banks and

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guaranteed depositors' full access to their funds. This type of systemic risk event and/or resulting government actions can negatively impact the Funds, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.

Potential Conflicts of Interest Risk. The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders, unless such shareholders approve alternative arrangements. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

abrdn WORLD HEALTHCARE FUND | ANNUAL REPORT 81

abrdn World Healthcare Fund

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

1900 Market Street, Suite 200
Philadelphia. PA 19103
866-354-4005
www.abrdnthw.com

Trustees

Jeffrey Bailey
Stephen Bird
Rose DiMartino
Kathleen Goetz
C. William Maher
Todd Reit, Chair

Investment Adviser

abrdn Inc.

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website www.abrdnthw.com

Item 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code will be made available, free of charge, upon request, by writing or calling abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA, 19103, 1-800-522-5465.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. As of the period ended September 30, 2023 the audit committee financial expert was Thomas M. Kent. As of October 27, 2023, the audit committee financial expert is C. William Maher. The financial expert is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $85,000 for the fiscal year ended September 30, 2023 and $72,930 for the fiscal year ended September 30, 2022.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended September 30, 2023 and $14,170 for the fiscal year ended September 30, 2022. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)). As of the period ended, September 30, 2023, the members of the Audit Committee are Kathleen Goetz, Thomas Kent and W. Mark Watson. As of October 27, 2023, the members of the Audit Committee are Jeffrey Bailey, Rose DiMartino, Kathleen Goetz, C. William Maher and Todd Reit.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures through the period ended September 30, 2023.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) (the predecessor Adviser) for voting proxies with respect to portfolio securities held by abrdn Healthcare Investors (formerly Tekla Healthcare Investors), abrdn Life Sciences Investors (formerly Tekla Life Sciences Investors), abrdn Healthcare Opportunities Fund (formerly Tekla Healthcare Opportunities Fund) and abrdn World Healthcare Fund (formerly Tekla World Healthcare Fund) (each a “Fund” and collectively the “Funds”) as of the period ended September 30, 2023. The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether TCM cast its vote on the matter;

●	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

●	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership . TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad- hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

●	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

●	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

●	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

●	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

●	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 11, 2023, Daniel Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Christopher Seitz, M.B.A. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. As of September 30, 2023, Dr. Omstead exercised ultimate decision-making authority with respect to investments. Dr. Omstead also made investments on behalf of abrdn Healthcare Investors (“HQH”), abrdn Life Sciences Investors (“HQL”) and abrdn Healthcare Opportunities Fund (“THQ”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is Vice President of the Registrant and Head of Healthcare Investments of the investment adviser. Previously he was President of the Registrant and Chief Executive Officer of the predecessor investment advisor for the Registrant, where he was employed for over 40 years. He is also Vice President of the Registrant, HQH, HQL and THQ. He joined abrdn Inc. in October 2023.

Jason Akus, M.D./M.B.A. is Senior Investments Director of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. He joined the predecessor investment adviser in 2001, where he was Senior Vice President, Research. Dr. Akus joined abrdn Inc. in October 2023.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2015, where he was Senior Vice President, Research. He was also previously a Senior Analyst and Founding Member of Sabby Capital. He joined abrdn Inc. in October 2023.

Ashton Wilson is Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Senior Vice President. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined abrdn Inc. in October 2023.

Christopher Abbott is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President, Research. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined abrdn Inc. in October 2023.

Robert Benson is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined abrdn Inc. in October 2023.

Kelly Girskis, Ph.D. is Investment Director of the investment adviser. She joined the predecessor investment adviser in 2021, where she was Vice President, Research. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined abrdn Inc. in October 2023.

Richard Goss is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Vice President, Research. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined abrdn Inc. in October 2023.

Christopher Seitz, M.B.A. is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2021, where he was Vice President, Research. Previously, Mr. Seitz was a Healthcare Analyst Intern at Nantahala Capital Management and an Associate at Excel Venture Management. He joined abrdn Inc. in October 2023.

Loretta Tse, Ph.D. is Investment Director of the investment adviser. She joined the predecessor investment adviser in 2015, where she was Vice President. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined abrdn Inc. in October 2023.

(a)(2) The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel Omstead	3	$2,391 million	0	0	0	0
Jason Akus	3	$2,391 million	0	0	0	0
Timothy Gasperoni	3	$2,391 million	0	0	0	0
Ashton Wilson	3	$2,391 million	0	0	0	0
Christopher Abbott	3	$2,391 million	0	0	0	0
Robert Benson	3	$2,391 million	0	0	0	0
Kelly Girskis	3	$2,391 million	0	0	0	0
Richard Goss	3	$2,391 million	0	0	0	0
Christopher Seitz	3	$2,391 million	0	0	0	0
Loretta Tse	3	$2,391 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team. The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned. Such investment decisions may occur within a day or two. In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQH, HQL and THQ, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3) As of September 30, 2023, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be 50% or more of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indices and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4) As of September 30, 2023, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$100,001-$500,000
Jason Akus	none
Timothy Gasperoni	$10,001-$50,000
Ashton Wilson	none
Christopher Abbott	none
Robert Benson	none
Kelly Girskis	none
Richard Goss	none
Christopher Seitz	none
Loretta Tse	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2022 — Oct. 31, 2022)	—	—	—	4,493,657
Month #2 (Nov. 1, 2022 — Nov. 30, 2022)	—	—	—	4,493,657
Month #3 (Dec. 1, 2022 — Dec. 31, 2022)	—	—	—	4,493,657
Month #4 (Jan. 1, 2023 — Jan. 31, 2023)	—	—	—	4,493,657
Month #5 (Feb. 1, 2023 — Feb. 28, 2023)	—	—	—	4,493,657
Month #6 (Mar. 1, 2023 — Mar. 31, 2023)	—	—	—	4,493,657
Month #7 (Apr. 1, 2023 — Apr. 30, 2023)	—	—	—	4,493,657
Month #8 (May 1, 2023 — May 31, 2023)	—	—	—	4,493,657
Month #9 (Jun. 1, 2023 — Jun. 30, 2023)	—	—	—	4,493,657
Month #10 (Jul. 1, 2023 — Jul. 31, 2023)	—	—	—	4,563,005
Month #11 (Aug. 1, 2023 — Aug. 31, 2023)	—	—	—	4,563,005
Month #12 (Sep. 1, 2023 — Sep. 30, 2023)	—	—	—	4,563,005
Total	—	$—	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 17, 2022, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2023. On March 16, 2023, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2024.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended September 30, 2022.

(1)	Gross income from securities lending activities	$64,267
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Fees paid for services as securities lending agent	$1,146
	(b) Collateral management expenses not included in (a)	$0
	(c) Administrative fees not included in (a)	$0
	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$56,626
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$57,772
(4)	Net income from securities lending activities	$6,494.86

(b)	Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.

ITEM 13. EXHIBITS.

(a)   (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)	(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(a)	(4) Change in Registrant’s independent public accountant (Exhibit 4)

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

(c)	Consent of Independent Registered Public Accounting Firm (Exhibit 6 and 7)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	abrdn World Healthcare Fund

By (Signature and Title)*	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn World Healthcare Fund

Date:	12/11/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sharon Ferrari
Sharon Ferrari,
Treasurer and Chief Financial Officer

Date:	12/11/23

* Print the name and title of each signing officer under his or her signature.